Investor Presentation November 8, 2016 Exhibit 99.1

Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, the company’s expectations regarding the pay down of its debt, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Projects 28% U.S. 75% Largest pipe, valves and fittings (PVF) distributor with ~$3.3B1 in sales Key Role in Global Supply Chains of Energy Companies Create value for both customers and suppliers Closely integrated into customer supply chains Volume purchasing savings and capital efficiencies for customer Differentiated Global Capabilities Footprint with ~300 locations in 22 countries World-class supplier evaluation program, material sourcing and customer service Serve broad PVF needs making it convenient and efficient for customers Diversified Business Mix Strategic focus on maintenance, repair and operations (MRO) contracts Balanced portfolio across upstream, midstream and downstream sectors Growing international footprint, integrated supply & project business Product mix focused on higher margin offerings – expand supply agreements with Cameron, a Schlumberger company. Sold OCTG in 2016 Global Leader in PVF Distribution Note: Percentage of sales for the twelve months ended September 30, 2016, excluding OCTG revenue in the upstream sector. The U.S. OCTG business was sold February 2016. For the twelve months ended September 30, 2016 Downstream 32% Midstream 38% Upstream 30%

Revenue by Product Line Note: Percentage of sales for the twelve months ended September 30, 2016, excluding OCTG revenue. The OCTG business was sold February 2016. 1. Other industrial includes: metals & mining, fabrication, pulp & paper, power generation, general industrial. Revenue by Geography Revenue by Industry Sector United States 77% Diversified by Region, Industry Sector and Product Line - Well Positioned Through Cycle Chemical 9% Transmission 17% Refining 9% Other / Industrial 9% Downstream 32% Upstream 30% Midstream 38%

MRC Global is a Critical Partner To Its Customers and Suppliers CUSTOMERS SUPPLIERS Energy Carbon Steel Tubulars Valves Fittings, Flanges and Other IOCs Downstream Midstream Upstream Supplier Value Proposition Manufacturing and scale efficiencies Leverage MRC Global’s footprint Access to 19,000+ customers Lead suppliers through the quality process Customer Value Proposition Outsource non-core supply chain and logistics functions Reduce supply chain complexity Savings from volume purchasing and global sourcing, 40+ countries Product availability - access to MRC Global’s broad inventory with over 13,000 manufacturers Approve new suppliers through rigorous quality program

International North America Global Footprint – Strategically Located in Key Geographies to Deliver Solutions to Customers North America As of 9/30/2016 Branches 134 RDCs 10 VACs 15 Employees ~2,500 Corporate Headquarters Regional Distribution Centers Valve Automation Centers Branch Locations International As of 9/30/2016 Branches 54 RDCs 7 VACs 12 Countries 20 Employees ~1,000 Nisku, AB Cheyenne, WY Odessa, TX Bakersfield, CA San Antonio, TX Munster, IN Nitro, WV Tulsa, OK Pittsburgh, PA Houston, TX ME / Caspian Asia Pacific Dubai, UAE Singapore Brisbane, QLD Perth, WA NORDIC EUROPE Stavanger, NO Bradford, UK Rotterdam, NL

MRC Global’s Differentiated Value Proposition Organic Growth Operational Optimization Strategic Capital Decisions Global M&A Platform Strong record of winning new customers and expanding existing relationships resulting in growth Driving enhanced profitability and return on capital through operational efficiencies, disciplined cost management, and portfolio optimization Active balance sheet management and robust cash flow create financial flexibility and capital allocation opportunities Solid history of strategic acquisitions in advantageous geographies, sectors, and product lines as well as a healthy pipeline of opportunities

Strong Record of Customer Contract Wins and Renewals – Yields Growth Opportunities Existing MRO Contract Customers Expand sales by adding scope, cross-selling products, project activity, and continued account penetration Approximately 50% of sales are from our top 25 customers New MRO Contract Customers Capitalize on MRC Global’s superior customer service and broad offering to win additional MRO contracts “Next 75” Customers Drive share with targeted growth accounts through focused sales efforts and exceptional customer service Continue to Expand the Integrated Supply Business Over $700 million in TTM revenue Gas distribution $350 million Refining & Upstream $350 million Customer Geography Term BASF North America 3 Years The Chemours Company U.S. 5 Years Chevron Gulf of Mexico U.S. Evergreen Shell Australia 5 Years Statoil Norway Project Marathon Oil U.S. 5 Years California Resources U.S. 3 Years TECO Energy U.S. 5 Years SABIC U.S., Europe & Saudi Arabia 5 Years Phillips 66 U.S. & Europe 5 Years Marathon Petroleum U.S. 3 Years Canadian Natural Resources Canada 3 Years Selected Recent Contract Wins and Renewals

Expanding Higher Margin Product Offerings Increases Growth Opportunities and Profitability Weight product mix to higher margin products - Generate 40% of revenue from valves and technical products (valves, automation, measurement & instrumentation) Organic growth through expanded product offerings, further penetration of customers and markets with a focus on downstream chemical markets Future M&A targeted toward higher margin products & downstream Expanded higher margin product offerings from Cameron brand valves, measurement and instrumentation Valves – Global Enterprise Distributor Program (EDP) with Cameron for additional valves Measurement & Instrumentation (M&I) – Exclusive EDP with Cameron for M&I products in North America Includes 1,300 new SKUs Opportunity to expand to midstream and downstream customers Potential 2017 annual revenue opportunity $125-150 million

Actively Managing Costs Working Capital Management Focus on Optimizing Operations Continue focus on optimizing working capital investment Reduced days sales outstanding by seven days since 2014. Generated $920 million in operating cash flow since 2014. Management team with average experience > 30 years; strong track record of actively managing costs Successfully executing on cost reduction measures Headcount reductions Hiring & wage freezes Streamline organizational structure Reduced headcount by 29% since mid-2014; continue to adjust as market conditions evolve Excludes cash. All periods have been restated to reflect the 1Q 2016 adoption of a new accounting standard, which resulted in the classification of all deferred taxes as non-current. Reduction = 33% Reduction = 59% from peak Actively Managing SG&A Costs Optimizing Net Working Capital1 $ millions $ millions

Strategic Capital Decisions Support Growth Investing and Financing cash flows from 2010 through 3Q 2016. Net Financing equals the total issuance less repayment of debt and equity excluding share repurchases. Effectively Positioning the Balance Sheet … Significant reduction in total debt from: Strong cash flow generation Perpetual convertible preferred stock issuance Advantageous debt agreements with favorable terms, low interest rate and 2019 maturities Favorable liquidity position of $688 million … For Capital Deployment Opportunities Organic growth initiatives Investments in products and technology to drive share gains Debt repayment Reduced net debt by $974 million in 2015 and $148 million in the nine months ended 9/30/2016 Voluntary repayment of $100 million on Term Loan B in November 2016 Accretive M&A 44% of cash flow deployed on M&A since 2010 Opportunistic share repurchases Repurchased $100 million through 3Q16 Increased authorization to $125 million in November 2016 Use of Cash Flow (2010 – 3Q 2016¹) Net Leverage

Date Company Acquired Country Rev ($million)1 Oct-08 LaBarge U.S. $ 233 Oct-09 Transmark Europe and Asia 346 May-10 South Texas Supply U.S 9 Aug-10 Dresser Oil Tools Supply U.S 13 Jun-11 Stainless Pipe and Fittings Australia / SE Asia 91 Jul-11 Valve Systems and Controls U.S 13 Mar-12 OneSteel Piping Systems Australia 174 Jun-12 Chaparral Supply U.S 71 Dec-12 Production Specialty Services U.S 127 Jul-13 Flow Control Products U.S 28 Dec-13 Flangefitt Stainless United Kingdom 24 Jan-14 Stream Norway 271 May-14 MSD Engineering Singapore & SE Asia 26 Jun-14 HypTeck Norway 38 $ 1.46+ Billion Reflects reported revenues for the year of acquisition or 2013 for Stream, MSD and HypTeck. Strategic Acquisitions Global Platform For Continued M&A North American Consolidation Global Acquisitions Differentiated Position Merger of McJunkin and Red Man created the largest PVF distributor to energy companies in the world Augmented North American platform through seven bolt-on acquisitions and organic growth Acquired Transmark in 2009 as a platform for international expansion Expanded markets served and enhanced product portfolio through several subsequent acquisitions Acquired Stream in 2014, which added a differentiated offshore production facility capability and provided expertise to grow in offshore markets Global service capability enables expanded relationships with customers and organic growth opportunity Diversified across the energy infrastructure complex, serving upstream, midstream and downstream customers Targeted Sectors Continue to target global assets & build scale with a focus on downstream, MRO, alloys & valves

Y-o-Y Growth 61% 29% (17%) 10% (45%) Y-o-Y Growth 28% 24% (5%) 11% (27%) Sales Adjusted Gross Profit and % Margin1 Adjusted EBITDA and % Margin1 7.0% 8.5% ($ millions, except per share data) 5.8% 7.5% 8.3% 7.4% 7.1% 5.2% 5.6% 2.5% Diluted EPS 17.2% 17.6% 19.0% 19.3% 18.9% 18.0% 18.0% 16.8% Financial Performance Y-o-Y Growth 26% 15% (6%) 13% (24%) Y-o-Y Growth Diluted EPS (156%) 259% 21% (5%) NM See reconciliation of non-GAAP measures to GAAP measures in the appendix Includes $45 million of non-cash, pre-tax charges recorded in cost of goods sold related to a restructuring of our Australian business and market conditions in Iraq as well as an increase in reserves for excess and obsolete inventory in the U.S. and Canada as a result of the current market outlook for certain products. Excluding these charges, Adjusted Gross Profit would be $148 million (18.7%). 2

Total Debt Capital Structure Cash Flow from Operations Net Working Capital as % of Sales2 ($ millions) September 30, 2016 Cash and Cash Equivalents $ 213 Total Debt (including current portion): Term Loan B due 2019, net of discount & deferred financing costs $ 515 Global ABL Facility due 2019 - Total Debt $ 515 Preferred stock 355 Common stockholders’ equity 805 Total Capitalization $ 1,675 Liquidity $ 688 Strong Balance Sheet Provides Financial Flexibility Multiples represent Net Debt / trailing twelve months EBITDA. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 5.8x 4.1x 2.6x 2.5x 3.4x 1.9x 3.3x Net Leverage1:

Market Leader in PVF Distribution, Serving Critical Function to the Energy Industry Diversified Across Sectors, Regions and Customers Differentiated Global Platform Creates Customer Value Counter-cyclical Cash Flow and Strong Balance Sheet Organic Growth Potential from Existing Business, Supported by Long-term Secular Growth from Global Energy Demand Proven History of Driving Continuous Productivity Improvements to Deliver Industry Leading Margins Industry Consolidator with Proven Success in Acquiring and Integrating Businesses World-Class Management Team with Significant Distribution and Energy Experience Compelling Long-Term Investment

Appendix

Pro Forma Revenue excluding OCTG Revenue Twelve months ended Twelve months ended December 31 ($ millions) September 30, 2016 2015 2014 2013 2012 2011 2010 Revenue $3,289 $4,529 $5,933 $5,231 $5,571 $4,832 $3,846 Less: OCTG revenue 81 311 556 464 715 809 769 Pro forma revenue $3,208 $4,218 $5,377 $4,767 $4,856 $4,023 $3,077

Adjusted EBITDA Reconciliation Nine months ended Sept 30 Year ended December 31 ($ millions) 2016 2015 2015 2014 2013 2012 2011 2010 Net (loss) income $(65) $61 $(332) $144 $152 $118 $29 $(52) Income tax (benefit) expense (9) 46 (11) 82 85 64 27 (23) Interest expense 26 38 48 62 61 113 137 140 Depreciation and amortization 16 15 21 23 22 19 17 17 Amortization of intangibles 35 46 60 68 52 49 51 54 (Decrease) increase in LIFO reserve (7) (30) (53) 12 (20) (24) 74 75 Inventory-related charges 40 - - - - - - - Goodwill & intangible asset impairment - - 462 - - - - - Change in fair value of derivative instruments - 1 1 1 (5) (2) (7) 5 Equity-based compensation expense 9 8 11 9 15 8 8 4 Severance & restructuring charges 12 9 14 7 1 - 1 3 Write-off of debt issuance costs - 3 3 - - - - - Litigation matter - - 3 - - - - - Foreign currency losses (gains) 1 4 3 3 13 (1) (1) - Loss on disposition of non-core product line - - 5 10 - - - - Insurance charge - - - - 2 - - - Cancellation of executive employment agreement (cash portion) - - - 3 - - - - Expenses associated with refinancing - - - - 5 2 9 - Loss on early extinguishment of debt - - - - - 114 - - Pension settlement - - - - - 4 - - Legal and consulting expenses - - - - - - 10 4 Provision for uncollectible accounts - - - - - - - (2) Joint venture termination - - - - - - 2 - Other expense (income) - - - - 3 (1) 3 (1) Adjusted EBITDA $58 $201 $235 $424 $386 $463 $360 $224

Adjusted Gross Profit Reconciliation Nine months ended Sept 30 Year ended December 31 ($ millions) 2016 2015 2015 2014 2013 2012 2011 2010 Gross profit $346 $611 $786 $1,018 $955 $1,014 $708 $518 Depreciation and amortization 16 15 20 22 22 19 17 17 Amortization of intangibles 35 46 60 68 52 49 51 54 Increase (decrease) in LIFO reserve (7) (30) (53) 12 (20) (24) 74 74 Adjusted Gross Profit $390 $642 $813 $1,120 $1,009 $1,058 $850 $663